UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2025

Silence Therapeutics plc

(Exact name of registrant as specified in its charter)

England and Wales	001-39487	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

72 Hammersmith Road London United Kingdom	W14 8TH
(Address of principal executive offices)	(Zip Code)

+44 20 3457 6900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing 3 ordinary shares, nominal value £0.05 per share	SLN	The Nasdaq Stock Market LLC
Ordinary share, nominal value £0.05 per share*	*	The Nasdaq Stock Market LLC

*	Not for trading, but only in connection with the listing of the American Depositary Shares on The Nasdaq Stock Market LLC.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 26, 2025, Silence Therapeutics plc (the “Company”) held its 2025 Annual General Meeting of Shareholders (the “AGM”). The shareholders considered the thirteen resolutions set forth below, each of which was voted on and duly passed on a poll at the AGM. Each Resolution is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on May 16, 2025 (the “Proxy Statement”). Set forth below are the results, including the number of votes cast for, against and abstentions, with respect to each of the resolutions submitted for a vote of the shareholders at the AGM. An abstention is not a vote in law and is not counted in the calculation of the proportion of the votes for or against a particular resolution.

Ordinary Resolutions

Resolution 1: To re-appoint as a director of the Company David Lemus. The votes were cast as follows:

For	Against	Abstain
77,007,634	28,445	1,221,309

Resolution 2: To re-appoint as a director of the Company Tim McInerney. The votes were cast as follows:

For	Against	Abstain
77,007,676	28,406	1,221,306

Resolution 3: To re-appoint as a director of the Company Iain Ross. The votes were cast as follows:

For	Against	Abstain
74,759,695	2,276,387	1,221,306

Resolution 4: To re-appoint as a director of the Company Craig Tooman. The votes were cast as follows:

For	Against	Abstain
78,228,674	28,408	306

Resolution 5: To approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement. The votes were cast as follows:

For	Against	Abstain
70,771,045	3,076,664	4,409,679

Resolution 6: To indicate, on an advisory basis, the preferred frequency of shareholder advisory votes on the compensation of the Company’s named executive officers. The votes were cast as follows:

	For	Against	Abstain
One Year	77,681,083	—	179
Two Years	—	7,987	20,981
Three Years	—	775	27,194

Based on the results of the vote, and consistent with the recommendation of the Company’s board of directors, the Company has determined to hold future non-binding advisory votes to approve the compensation of its named executive officers on an annual basis until the next required non-binding advisory vote on the frequency of holding future votes regarding the compensation of the Company’s named executive officers.

Resolution 7: To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s U.S. independent registered public accounting firm for the year ending December 31, 2025. The votes were cast as follows:

For	Against	Abstain
78,256,224	1,158	6

Resolution 8: To re-appoint PricewaterhouseCoopers LLP as the Company’s U.K. statutory auditors, to hold office until the conclusion of the next annual general meeting of shareholders. The votes were cast as follows:

For	Against	Abstain
78,253,224	1,158	3,006

Resolution 9: To authorize the Audit & Risk Committee to determine the U.K. statutory auditors’ remuneration for the year ending December 31, 2025. The votes were cast as follows:

For	Against	Abstain
77,034,012	870	1,222,506

Resolution 10: To receive and adopt the Company’s U.K. statutory annual accounts and reports for the year ended December 31, 2024 (the “2024 U.K. Annual Report”). The votes were cast as follows:

For	Against	Abstain
78,218,008	665	38,715

Resolution 11: To approve the directors’ remuneration report for the year ended December 31, 2024, which is set forth as Annex A to the Proxy Statement and on pages 32 to 56 (inclusive) of the 2024 U.K. Annual Report. The votes were cast as follows:

For	Against	Abstain
70,798,897	1,838,213	5,620,278

Resolution 12: To approve the application of Article 159 of the Company’s articles of association from the conclusion of this AGM to the conclusion of the next annual general meeting of the Company. The votes were cast as follows:

For	Against	Abstain
77,027,104	1,625	1,228,659

Special Resolution

Resolution 13: That, with effect from the conclusion of the AGM, the draft articles of association produced to the AGM and, for the purpose of identification, initialed by the Chairman, be adopted as the articles of association of the Company in substitution for, and to the exclusion of, the Company’s existing articles of association. The votes were cast as follows:

For	Against	Abstain
72,611,257	21,125	5,625,006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILENCE THERAPEUTICS PLC

Dated: June 27, 2025	By:	/s/ Craig Tooman
	Name:	Craig Tooman
	Title:	President and Chief Executive Officer

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